Exhibit 1.1

$300,000,000

GATX CORPORATION

2.500% SENIOR NOTES DUE 2019

UNDERWRITING AGREEMENT

November 14, 2013

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, New York 10036

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

As Representatives of the Underwriters

Listed in Schedule I hereto

Ladies and Gentlemen:

GATX Corporation, a New York corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”) $300,000,000 aggregate principal amount of its 2.500% Senior Notes due 2019 (the “Securities”) pursuant to the provisions of an Indenture dated as of February 6, 2008 between the Company, as issuer, and U.S. Bank National Association, as Trustee (the “Indenture”) and an Officer’s Certificate to be dated on or about November 19, 2013.

This is to confirm our agreement concerning the Underwriters’ purchase of the Securities in the respective aggregate principal amounts set forth in Schedule I hereto.

The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement including a prospectus relating to the Securities under the Securities Act of 1933, as amended (the “Securities Act”). The term “Registration Statement” means the Registration Statement on Form S-3 (Reg. No. 333-190682), including the exhibits and schedules thereto, as amended to the date of this Underwriting Agreement (the “Agreement”), and any Prospectus deemed part of such registration statement pursuant to Rule 430B under the Securities Act, as amended on each Effective Date (as defined below), and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended, as the case may be. The term “Basic Prospectus” means the prospectus included in the

Registration Statement, as amended to the date of this Agreement. The term “Prospectus” means the Basic Prospectus together with the prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”), as filed with, or transmitted for filing to, the Commission after the Execution Time (as defined below) pursuant to Rule 424 under the Securities Act. The term “preliminary prospectus” means a preliminary prospectus supplement specifically referring to the Securities, together with the Basic Prospectus, which is used prior to the filing of the Prospectus. As used herein, the terms “Registration Statement,” “Basic Prospectus,” “Prospectus” and “preliminary prospectus” shall include in each case the documents, if any, incorporated by reference therein. The term “Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act. The term “Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405 under the Securities Act. The term “Disclosure Package” shall mean the preliminary prospectus, all Issuer Free Writing Prospectuses, if any, identified on Schedule II hereto, the final term sheet prepared and filed pursuant to Section 6(b) below, and all other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package. The term “supplement,” “amendment” and “amend” as used herein shall include all documents deemed to be incorporated by reference in the Registration Statement, the Prospectus, the preliminary prospectus or any Issuer Free Writing Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The term “Effective Date” means each date and time that the Registration Statement, and any post-effective amendment or amendments thereto became or becomes effective. The term “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties thereto.

1. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) The Company has prepared and filed with the Commission the Registration Statement, including the Basic Prospectus, for registration under the Securities Act of the offering and sale of the Securities. Such Registration Statement became effective upon filing; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, threatened by the Commission. The Company has filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b) under the Securities Act, a preliminary prospectus supplement relating to the Securities. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b) under the Securities Act. As filed, such final prospectus supplement shall contain all information required by the Securities Act and the rules and regulations of the Commission thereunder.

(b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Disclosure Package and the Prospectus, complied or will comply when so filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and will be timely filed as required thereby, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement, on the latest Effective Date, and the Prospectus, as of its date, complied and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act, the Exchange Act, the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the applicable rules and regulations of the Commission thereunder, (iv) the Prospectus, as of its date, did not contain and as of the Closing Date, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (v) the Disclosure Package, as of the Execution Time, does not contain any untrue statement of a material

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fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this Section 1(b) do not apply (x) to statements or omissions in the Registration Statement, the Disclosure Package or the Prospectus based upon information concerning the Underwriters furnished to the Company in writing by the Underwriters expressly for use therein, it being understood and agreed that the only such information furnished to the Company consists of the information described as such in Section 8(b) below, or (y) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act, of the Trustee.

(c) At the earliest time after the filing of the Registration Statement that the Company or other offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities, the Company was not and is not an Ineligible Issuer (as defined in Rule 405 under the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary that the Company be considered an Ineligible Issuer.

(d) Each Issuer Free Writing Prospectus and the final term sheet prepared and filed pursuant to Section 6(b) below does not include any information that conflicts with the information contained or incorporated by reference in the Registration Statement, including any prospectus supplement deemed to be a part thereof that has not been superseded or modified, it being understood and agreed that the foregoing does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Underwriters, it being understood and agreed that the only such information furnished to the Company by the Underwriters consists of the information described as such in Section 8(b) below.

(e) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Securities in reliance on the exemption in Rule 163, and (iv) at the Execution Time (with such date being used as the determination date for purposes of this clause (iv)) the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. The Company agrees to pay the fees required by the Commission relating to the Securities within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act.

(f) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of New York, has the corporate power and authority to own its property and to conduct its business as described in the Disclosure Package and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined below).

(g) Each subsidiary of the Company that is a “significant subsidiary” as defined in Rule 405 under the Securities Act (a “Significant Subsidiary”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Disclosure Package and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(h) This Agreement has been duly authorized, executed and delivered by the Company.

(i) The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Trustee, constitutes a valid and binding agreement of the Company enforceable in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditor’s rights and remedies generally from time to time in effect and (ii) general principles of equity (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing (the “Enforceability Exceptions”). The Indenture has been duly qualified under the Trust Indenture Act and will conform in all material respects to the descriptions thereof in the Disclosure Package and the Prospectus.

(j) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and duly paid for by the Underwriters, as provided in this Agreement, will conform in all material respects to the descriptions thereof in the Disclosure Package and the Prospectus, will be entitled to the benefits of the Indenture and will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as the enforceability thereof may be limited by the Enforceability Exceptions.

(k) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Indenture and the issuance and sale of the Securities by the Company will not (i) constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), (ii) result in any violation of the certificate of incorporation or bylaws of the Company, (iii) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to any Existing Instrument or (iv) result in any violation of any law, regulation, judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, except in each case of clauses (i), (iii) and (iv), for such defaults, conflicts, breaches, liens, charges, encumbrances or violations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the best of the Company’s knowledge, no consent, approval or authorization of any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Securities, except such as have been or will be obtained prior to the Closing Date under the Securities Act, the Exchange Act and the Trust Indenture Act and such as may be required under the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

(l) Since the date of the most recent audited financial statements in the Disclosure Package and the Prospectus, there has not been any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the financial condition, stockholders’ equity, results of operations, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business (referred to as a “Material Adverse Change” or “Material Adverse Effect”) from that set forth in the Disclosure Package and the Prospectus.

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(m) There are no legal or governmental proceedings pending or, to the best of the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Disclosure Package or the Prospectus and are not so described or, to the best of the Company’s knowledge, any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required.

(n) The Company and each of its Significant Subsidiaries have all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and have made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct their business in the manner described in the Disclosure Package and the Prospectus, as then amended or supplemented, except to the extent that the failure to obtain or file would not reasonably be expected to have a Material Adverse Effect.

(o) Ernst & Young LLP, whose reports have been included or incorporated by reference in the Disclosure Package and the Prospectus, is an independent registered public accounting firm within the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States) and as required by the Securities Act and the rules and regulations thereunder.

(p) The financial statements included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus present fairly in all material respects the financial condition and results of operations of the Company and its subsidiaries taken as a whole, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

(q) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Prospectus, the Company will not be required to register as, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(r) The Company and its subsidiaries maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) and are not aware of any material weakness in their internal controls over financial reporting.

(s) The Company and its subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective.

(t) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Change, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

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2. The Company agrees to issue and sell the Securities to the Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained and subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the aggregate principal amount of Securities set forth opposite such Underwriter’s name in Schedule I hereto at the purchase price (the “Purchase Price”) in U.S. Dollars equal to 99.463% of the principal amount of the Securities plus accrued and unpaid interest thereon, if any, from the “Closing Date” (as defined in Section 4 hereof) to the date of payment and delivery. The Company agrees to pay to Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC (on behalf of the Underwriters) an aggregate commission of 0.600% (60 basis points) on the aggregate principal amount of Securities purchased hereunder. Such payment shall be made simultaneously with the payment by the Underwriters of the Purchase Price as set forth in Section 4. Payment of such compensation shall be made by Federal funds check or other immediately available funds to the order of Citigroup Global Markets Inc. on behalf of the Underwriters.

3. The Company is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Underwriters’ Securities as soon after this Agreement is entered into as in the Representatives’ judgment is advisable. The terms of the public offering of the Underwriters’ Securities are set forth in the Disclosure Package and the Prospectus.

4. Payment for the Securities by the Underwriters shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives on or about November 19, 2013 or at such other time on the same or such other date, as the Representatives and the Company may agree upon in writing. The time and date of such payment are referred to herein as the “Closing Date”. As used herein, the term “Business Day” means any day other than a day on which banks are permitted or required to be closed in New York City.

Payment for the Securities shall be made against delivery of one or more global certificates for the Securities in the aggregate amount set forth in Schedule I hereto, each of which will be deposited with U.S. Bank National Association, as custodian for DTC and registered in the name of a nominee of DTC. Forms of such certificates will be made available for inspection by the Underwriters at Mayer Brown LLP, not later than 12:00 p.m., New York, New York time, or at such other location as the Representatives and the Company shall agree, on the Business Day prior to the Closing Date.

5. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i)	there shall not have been any downgrading in the rating accorded the Company or any of the Company’s securities or in the rating outlook for the Company by Moody’s or S&P or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating or such rating outlook; and

(ii)	there shall not have occurred any Material Adverse Change, or any development reasonably likely to result in a Material Adverse Change, from that set forth in the Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the reasonable judgment of the Representatives, is material and adverse and that makes it, in the reasonable judgment of the Representatives, impracticable to market the Securities on the terms and in the manner contemplated in the Disclosure Package.

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(b) The Representatives shall have received on the Closing Date an opinion from Peter J. Falconer, Associate General Counsel of GATX Corporation, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect set forth in Exhibit A hereto.

(c) The Representatives shall have received on the Closing Date an opinion, dated the Closing Date, of Mayer Brown LLP, counsel for the Company, in form and substance satisfactory to the Representatives, to the effect set forth in Exhibit B hereto.

(d) The Representatives shall have received on the Closing Date an opinion of Winston & Strawn LLP, counsel for the Underwriters, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Disclosure Package, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e) The Representatives shall have received, on the Closing Date, a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that (i) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date; (ii) the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date; (iii) since the date of the most recent financial statements included or incorporated by reference in the Disclosure Package and in the Prospectus, as amended or supplemented as of the Execution Time, there has been no Material Adverse Change from that set forth in the Disclosure Package, as so amended or supplemented and in the Prospectus; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(f) The Representatives shall have received on the date hereof and confirmed on the Closing Date, a letter dated the date hereof or the Closing Date, as applicable, in form and substance reasonably satisfactory to the Representatives, from Ernst & Young LLP, independent registered public accounting firm of the Company, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus.

(g) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) under the Securities Act, the Prospectus and any such supplement shall have been filed in the manner and within the time period required by Rule 424(b); the final term sheet contemplated by Section 6(b) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Securities Act; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the Company’s knowledge, threatened.

(h) On or prior to the Closing Date the Company shall have furnished to each Underwriter such further certificates and documents as such Underwriter shall reasonably request pursuant to Section 6(i) below.

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6. In further consideration of the agreements of the Underwriters contained in this Agreement, the Company covenants as follows:

(a) Prior to the termination of the offering of the Securities pursuant to this Agreement, the Company will not file any amendment or supplement to the Registration Statement or the Basic Prospectus (including any Prospectus Supplement relating to the Securities) unless the Company has previously furnished to the Representatives a copy thereof for its review and will not file any such proposed amendment or supplement to which the Representatives reasonably object; provided that the foregoing requirement shall not apply to any of the Company’s periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, which filings the Company will cause to be timely filed with the Commission and copies of which filings the Company will cause to be delivered to the Representatives upon written request therefor promptly after being filed with the Commission. Subject to the foregoing sentence, the Company will promptly cause each Prospectus Supplement to be filed with the Commission in accordance with Rule 424(b) under the Securities Act. The Company will promptly advise the Representatives (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) under the Securities Act, (ii) of the filing of any amendment or supplement to the Basic Prospectus, (iii) of the filing and effectiveness of any amendment to the Registration Statement, (iv) of any request by the Commission for any amendment of the Registration Statement, or for any amendment of or supplement to the Basic Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal of such stop order including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b) To prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof in the form attached as Schedule III hereto, a copy of which shall be furnished to the Representatives for their review prior to filing. The Company will not file such term sheet without the approval of the Representatives, which approval shall not be unreasonably withheld. Upon receipt of such approval of the Representatives, the Company shall file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such Rule.

(c) If, at any time prior to the filing of the Prospectus Supplement pursuant to Rule 424(b) under the Securities Act, any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, the Company will (i) promptly notify the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) subject to the first clause of the first sentence of paragraph (a) of this Section 6, amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to the Representatives in such quantities as the Representatives may reasonably request.

(d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), or until the distribution of any Securities an Underwriter may own as principal has been completed, any event occurs or condition exists as a result of which (i) the Registration Statement or the

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Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made at such time, not misleading, or (ii) if, in the opinion of the Representatives or in the opinion of the Company, it is necessary at any time to amend or supplement the Registration Statement or the Prospectus, as then amended or supplemented, to comply with applicable law, the Company will immediately notify each Underwriter by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Securities or any resale thereof and, if so notified by the Company, each Underwriter shall forthwith suspend such solicitation or resale and cease using the Prospectus as then amended or supplemented. The Company shall, at its expense, prepare and cause to be filed promptly with the Commission, subject to the first sentence of paragraph (a) of this Section 6, an amendment or supplement to the Registration Statement or Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to each Underwriter in such quantities as such Underwriter may reasonably request.

(e) The Company will make generally available to its security holders and to the Representatives as soon as practicable earnings statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering the twelve-month period beginning, in each case, not later than the first day of the Company’s fiscal quarter next following the date of the Underwriting Agreement. If such fiscal quarter is the last fiscal quarter of the Company’s fiscal year, such earnings statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

(f) The Company will furnish to the Representatives without charge three copies of the Registration Statement and all amendments thereto, including to the extent requested by the Representatives in writing, exhibits, schedules and any documents incorporated by reference therein, and, during the period mentioned in Section 6(d) above, as many copies of the Prospectus (including any preliminary prospectus) and each Issuer Free Writing Prospectus (and any supplements thereto), any documents incorporated by reference therein and any supplements and amendments thereto as the Representatives may reasonably request.

(g) The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will pay all reasonable expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Representatives may designate, provided that the Company shall not be obligated to so qualify the Securities if such qualification subjects it to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject, or requires it to file any general consent to service of process or qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

(h) The Company agrees that, unless it has or shall have obtained the prior written consent (not to be unreasonably withheld) of the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than a free writing prospectus containing solely the information contained in the final term sheet prepared and filed pursuant to Section 6(b) hereto; provided that the prior written consent of the Representatives shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule IV hereto. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each

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Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(i) Prior to the termination of the offering of the Securities, the Company shall furnish to the Representatives such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Securities, this Agreement, and the performance by the Company of its obligations hereunder or thereunder as the Representatives may from time to time reasonably request and shall notify the Representatives promptly in writing when it becomes aware of any downgrading or of its receipt of any notice of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate the direction of a possible change in the rating accorded any of the Company’s securities by Moody’s or S&P.

(j) The Company will, whether or not any sale of Securities is consummated, pay all expenses incident to the performance of its obligations under the Underwriting Agreement, including: (i) the preparation and filing of the Registration Statement, any preliminary prospectuses, the Prospectus and each Issuer Free Writing Prospectus and all amendments and supplements thereto; (ii) the preparation, issuance and delivery of the Securities; (iii) the fees and disbursements of the Company’s counsel and accountants and of the Trustee and its counsel; (iv) the qualification of the Securities under securities or Blue Sky laws in accordance with the provisions of Section 6(g), including filing fees and the reasonable fees and disbursements of the counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky memoranda (“Blue Sky Memoranda”); (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, the Basic Prospectus and any amendments or supplements thereto and each Issuer Free Writing Prospectus and any amendments or supplements thereto; (vi) the printing and delivery to the Underwriters of copies of the Indenture and any Blue Sky Memoranda; (vii) any fees charged by rating agencies for the rating of the Securities; (viii) any reasonable out-of-pocket expenses incurred by the Underwriters with the approval of the Company and (ix) the fees and expenses, if any, incurred with respect to any filing with the Financial Industry Regulatory Authority, Inc.

(k) During the period beginning on the date of this Agreement and continuing to and including the Closing Date, the Company will not, without the prior consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to the Securities (other than (i) the Securities that are to be sold pursuant to this Agreement, (ii) other debt securities previously agreed to be sold by the Company and (iii) commercial paper issued in the ordinary course of business).

7. (a) The Representatives shall promptly notify the Company of the completion of the distribution of the Securities.

(b) Each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than a free writing prospectus containing solely the information contained in the final term sheet prepared and filed pursuant to Section 6(b) hereto; provided that the prior written consent of the Company shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule IV hereto.

10

8. (a) The Company agrees to indemnify and hold harmless each Underwriter, the officers, directors, employees and agents of such Underwriter, and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, caused by or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, or in the Prospectus, any preliminary prospectus, any Permitted Free Writing Prospectus or other free writing prospectus used by the Company or any agent of the Company (other than any Underwriter) or the information contained in the final term sheet as required to be prepared and filed pursuant to Section 6(b) hereof, or in any amendment or supplement to any thereof, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, except insofar as such losses, claims, damages or liabilities are caused by or based upon any such untrue statement or omission or alleged untrue statement or alleged omission based upon information furnished to the Company in writing by or on behalf of such Underwriter expressly for use therein.

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Underwriter, but only with reference to information relating to such Underwriter furnished in writing by such Underwriter expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto or in any preliminary prospectus or Permitted Free Writing Prospectus. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and under the heading “Underwriting,” in (i) the third paragraph related to discounts, (ii) the fifth paragraph related to stabilization, overallotment, concessions and syndicate covering transactions and (iii) the second sentence of the sixth paragraph related to market making activities in the preliminary prospectus constitute the only information furnished by or on behalf of the several Underwriters for inclusion in the Registration Statement, the Prospectus, any amendments or supplements thereto or in any preliminary prospectus or Permitted Free Writing Prospectus.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing; and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the actual or potential parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest or (iv) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such proceeding. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives, in the

11

case of parties indemnified pursuant to paragraph (a) above and by the Company in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. Failure to notify the indemnifying party as required by the first sentence of this paragraph (c) (1) will not relieve the indemnifying party from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (2) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.

(d) If the indemnification provided for in paragraph (a) or (b) of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Securities, then the Company and the Underwriters severally agree that each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Underwriters in respect thereof, in each case as set forth in the Prospectus, bear to the total aggregate public offering price of such Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

12

(e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company in this Agreement shall remain operative and in full force and effect regardless of (i) termination of this Agreement, (ii) any investigation made by any Underwriter or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its directors or officers or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

9. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in the Underwriting Agreement bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in the Underwriting Agreement, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities. If arrangements satisfactory to the non-defaulting Underwriters and the Company for the purchase of at least 90% of the aggregate principal amount of the Securities are not made within 36 hours after such default or if such non- defaulting Underwriters do not agree to purchase at least 90% of the aggregate principal amount of such Securities, this Agreement will terminate without liability to any non-defaulting Underwriter or the Company; provided, however, that if such non-defaulting Underwriters agree to purchase at least 90% but less than 100% of the aggregate principal amount of such Securities, the Company, at its option, may terminate this Agreement and no non-defaulting Underwriter or the Company shall have any liability in connection therewith. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five business days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

10. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

11. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company, if prior to the Closing Date (i) trading in securities generally on the New York Stock Exchange, the Nasdaq Global Market or the Chicago Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, (iii) there shall have occurred a material disruption in securities settlement, payment or clearance services in the

13

United States or (iv) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis and, in the case of any of the events described in clauses (i) through (iv) above, the effect of such event on the financial markets of the United States, in the reasonable judgment of the Representatives, is so material and adverse that it is impractical to market the Securities on the terms and in the manner contemplated by the Disclosure Package and the Prospectus.

12. If this Agreement shall be terminated by the Underwriters or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement except pursuant to Section 9 hereof, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally through the Representatives on demand, for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement.

13. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof.

15. The Company hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

14

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Underwriters.

Very truly yours,

GATX CORPORATION

By:	/s/ Eric D. Harkness
Name: Eric D. Harkness
Title: Vice President, Treasurer and Chief Risk Officer

Signature Page to Underwriting Agreement

The foregoing Agreement is hereby
confirmed and accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Brian D. Bednarski
Name: Brian D. Bednarski
Title: Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ James Probert
Name: James Probert
Title: Managing Director

MORGAN STANLEY & CO. LLC

By:	/s/ Yurij Slyz
Name: Yurij Slyz
Title: Executive Director

For themselves and the other several
Underwriters named in
Schedule I to the foregoing Agreement.

Signature Page to Underwriting Agreement

SCHEDULE I

Underwriter	Principal Amount of 2.500% Senior Notes due 2019
Citigroup Global Markets Inc.	$87,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$87,000,000
Morgan Stanley & Co. LLC	$87,000,000
BMO Capital Markets Corp.	$9,750,000
Mitsubishi UFJ Securities (USA) Inc.	$9,750,000
U.S. Bancorp Investments, Inc.	$9,750,000
Wells Fargo Securities, LLC	$9,750,000
Total	$300,000,000

Schedule II

Issuer Free Writing Prospectuses

None.

Schedule III

Form of Final Term Sheet

Filed Pursuant to Rule 433

Registration No. 333-190682

November 14, 2013

PRICING TERM SHEET

GATX Corporation 2.500% Senior Notes due 2019

Issuer:	GATX Corporation

Security:	2.500% Senior Notes due 2019

Size:	$300,000,000

Maturity Date:	March 15, 2019

Coupon:	2.500%

Interest Payment Dates:	March 15 and September 15, commencing March 15, 2014

Price to Investors:	99.463%

Benchmark Treasury:	UST 1.250% due October 31, 2018

Benchmark Treasury Yield:	1.359%

Spread to Benchmark Treasury:	T+125 bps

Yield to Maturity:	2.609%

Make-Whole Spread:	T+20 bps

Expected Settlement Date:	November 19, 2013 (T+3)

CUSIP/ISIN:	361448 AR4 / US361448AR47

Joint Book-Running Managers:	Citigroup Global Markets Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated Morgan Stanley & Co. LLC

Co-Managers:	BMO Capital Markets Corp.
Mitsubishi UFJ Securities (USA) Inc.
U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.

III-1

You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Citigroup Global Markets Inc. toll free at 1-800-831-9146, Merrill Lynch, Pierce, Fenner & Smith Incorporated at 1-800-294-1322 or Morgan Stanley & Co. LLC at 1-866-718-1649.

III-2

Schedule IV

Free Writing Prospectuses

None.

IV-1

Exhibit A

Opinion of Peter J. Falconer, Associate

General Counsel of GATX Corporation

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Merrill Lynch, Pierce, Fenner & Smith

                    Incorporated

One Bryant Park

New York, New York 10036

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

As Representatives of the Underwriters

Listed in Schedule I to the Underwriting

Agreement referred to below

Re:	GATX Corporation

2.500% Senior Notes due 2019

Ladies and Gentlemen:

This opinion is being furnished pursuant to Section 5(b) of the Underwriting Agreement dated as of November 14, 2013 among GATX Corporation (the “Company”) and you, as Underwriters (the “Underwriting Agreement”), pursuant to which you are on this date purchasing, as shown in the Underwriting Agreement, $300,000,000 aggregate principal amount of 2.500% Senior Notes due 2019 of the Company. You and your counsel may rely on this opinion as contemplated by the Underwriting Agreement. Except as otherwise noted herein, all capitalized terms used herein shall have the meaning set forth, or incorporated by reference, in the Underwriting Agreement.

I am Associate General Counsel and Assistant Secretary of the Company and I or other attorneys working under my supervision have acted as counsel to the Company, together with Mayer Brown LLP whose opinion is being provided to you, in the preparation, execution and delivery of the Underwriting Agreement among you and the Company. In connection with the opinion herein, I or other legal staff working under my supervision have examined such documents, records, certificates, instruments and opinions as I have deemed relevant and necessary as a basis for my opinion expressed below. In such examination, I have assumed the genuineness of all signatures and the authenticity of all documents submitted to me as originals and the conformity with the originals of all documents submitted to me as copies. In addition, I have relied as to matters of fact upon the representations and warranties contained in the Underwriting Agreement and upon certificates of officers of the Company and certificates of public officials. I or other legal staff working under my supervision have also participated in the preparation of, and are familiar with, the Registration Statement, the Disclosure Package and the Prospectus.

Based on the above, I am of the opinion that:

1. Each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Each Significant Subsidiary has the corporate power and authority to own its property and to conduct its business as described in the Disclosure Package and the Prospectus. Each Significant Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement and the Indenture and the issuance and sale of the Securities by the Company will not (A) constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), (B) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to any Existing Instrument or (C) result in any violation of any Federal or Illinois law or any regulation, judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries except, in each case, for such defaults, conflicts, breaches, liens, charges, encumbrances or violations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the best of my knowledge, no consent, approval or authorization of any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement or the Securities, except such as have been or will be obtained prior to the Closing Date under the Securities Act, the Exchange Act and the Trust Indenture Act and such as may be required under the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

3. There are no legal or governmental proceedings pending or, to the best of my knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Disclosure Package or the Prospectus and are not so described or, to the best of my knowledge, any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required.

4. The statements in the Basic Prospectus under the caption “Description of Debt Securities,” the statements in the Prospectus Supplement under the caption “Description of Notes” and the statements in the Registration Statement and Prospectus incorporated by reference from Item 3 of the Company’s most recent annual report on Form 10-K, as amended, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings, and fairly summarize the matters referred to therein.

5. I (1) am of the opinion that each document, if any, filed pursuant to the Exchange Act (except as to financial statements and schedules, as to which I express no opinion) and incorporated by reference in the Disclosure Package or the Prospectus is appropriately responsive in all material respects with the Exchange Act and the rules and regulations thereunder, (2) believe that (except as to financial statements and schedules and the Statement of Eligibility and Qualification of the Trustee on Form T-1,

as to which I express no belief) each part of the Registration Statement (including the documents incorporated by reference therein), filed with the Commission pursuant to the Securities Act relating to the Securities, when such part became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (3) am of the opinion that the Registration Statement and the Prospectus, as amended or supplemented, if applicable (except as to financial statements and schedules and the Statement of Eligibility and Qualification of the Trustee on Form T-1, as to which I express no belief) is appropriately responsive in all material respects with the Securities Act and the applicable rules and regulations thereunder.

6. The Registration Statement is effective under the Securities Act, and to my knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceedings therefor initiated by the Commission.

As indicated above, I or other legal staff working under my supervision have examined various documents and participated in conferences with your representatives, your counsel and representatives of the Company at which times the contents of the Registration Statement, the Prospectus and the Disclosure Package and related matters were discussed. However, except as specifically noted above, I am not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or the Disclosure Package or making any representation that I have independently verified or checked the accuracy, completeness or fairness of such statements. Subject to the foregoing, I advise you that no facts came to my attention which caused me to believe that the Registration Statement, at the Execution Time (other than the financial statements and related schedule and other financial and statistical information contained therein and the Statement of Eligibility and Qualification of the Trustee on Form T-1 as to which I express no belief), contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading, or that the Disclosure Package at the Execution Time, the Prospectus as of its date, and the Prospectus, as amended and supplemented, if applicable, on the Closing Date (other than the financial statements and related schedule and other financial and statistical information contained therein as to which I express no belief), contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

My opinions herein are limited to the federal laws of the United States and the laws of the State of Illinois.

I assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances that may hereafter come to our attention or any changes in applicable law which may hereafter occur.

This letter is addressed to you for your sole benefit and may not be relied upon by any other person without my consent.

Very truly yours,

Peter J. Falconer

Exhibit B

Opinion of Mayer Brown LLP

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Merrill Lynch, Pierce, Fenner & Smith

                    Incorporated

One Bryant Park

New York, New York 10036

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

As Representatives of the Underwriters

Listed in Schedule I to the Underwriting

Agreement referred to below

Re:	GATX Corporation

2.500% Senior Notes due 2019

Ladies and Gentlemen:

We have acted as counsel to GATX Corporation, a New York corporation (the “Company”), in connection with the issuance of $300,000,000 aggregate principal amount of 2.500% Senior Notes due 2019 (the “Securities”) of the Company to be sold to you today, and in connection with the preparation, execution and delivery of the Underwriting Agreement dated November 14, 2013 (the “Underwriting Agreement”), among the Company and you, as Underwriters, with respect to the Securities.

This opinion is being delivered to you pursuant to Section 5(c) of the Underwriting Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in, or incorporated by reference in, the Underwriting Agreement.

In rendering the opinions expressed herein, we have examined a signed copy of the Underwriting Agreement, the Registration Statement, the Indenture, the preliminary prospectus, the Disclosure Package, the Prospectus and the global certificates representing the Securities (each as defined in the Underwriting Agreement). We have also examined such other documents and instruments and have made such further investigations as we have deemed necessary or appropriate in connection with this opinion.

In expressing the opinions set forth below, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, conformed or photostatic copies and the legal competence of each individual executing any document. As to all parties, we have assumed the due authorization, execution and delivery of all documents and the validity and enforceability thereof against all parties thereto, other than the Company, in accordance with their respective terms. With respect to matters stated to be based on our knowledge, our opinion is based on such information as has come to the actual attention of the attorneys in our firm who have performed substantive legal services for the Company.

As to matters of fact (but not as to legal conclusions), to the extent we deemed proper, we have relied on certificates of responsible officers of the Company and of public officials and on the representations, warranties and agreements of the Company contained in the Underwriting Agreement.

Based upon and subject to the foregoing, and having regard for legal considerations which we deem relevant, we are of the opinion that:

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York. The Company has the corporate power and authority to own its property and to conduct its business as described in the Disclosure Package and Prospectus. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership and leasing of its properties requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(iii) The Registration Statement has become effective under the Securities Act of 1933, as amended (the “Securities Act”).

(iv) To our knowledge, no consent, approval or authorization of any governmental body or agency is required for the performance by the Company of its obligations under the Indenture, except such as have been or will be obtained prior to the Closing Date under the Securities Act, the Exchange Act and the Trust Indenture Act and such as may be required under the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

(v) To our knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

(vi) The Registration Statement, as of the latest effective date, appears on its face to comply as to form in all material respects with the requirements of the Securities Act, the rules and regulations issued by the Commission thereunder and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(vii) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(viii) The Prospectus, as of its date and the date hereof, appears on its face to comply as to form in all material respects with the requirements of the Securities Act, the rules and regulations issued by the Commission thereunder and the Trust Indenture Act.

(ix) The Disclosure Package, as of the Execution Time, appears on its face to comply as to form in all material respects with the requirements of the Securities Act, the rules and regulations issued by the Commission thereunder and the Trust Indenture Act.

(x) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except as enforceability thereof may be limited by the Enforceability Exceptions. The Indenture has been duly qualified under the Trust Indenture Act and conforms in all material respects to the descriptions thereof contained in the Disclosure Package and the Prospectus.

(xi) The Securities have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as enforceability thereof may be limited by the Enforceability Exceptions. The Securities are entitled to the benefit of the Indenture and conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Prospectus.

(xii) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement and the Indenture and the issuance and sale of the Securities by the Company will not (A) result in any violation of the certificate of incorporation or bylaws of the Company or (B) result in any violation of any applicable law or, to our knowledge, any judgment, order or decree of any Illinois or New York governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any Illinois or New York governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture or the issuance and sale of the Securities by the Company, other than as have been obtained, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities as to which we express no opinion except, in the case of clause (B), for violations as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

We have examined various documents and participated in conferences with representatives of the Company, its counsel and accountants and with representatives of the Underwriters at which times the contents of the Registration Statement and the Prospectus and Disclosure Package were discussed. Other than as set forth in opinions (x) and (xi) above, we are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Disclosure Package or making any representation that we have independently verified or checked the accuracy, completeness or fairness of such statements. Also, we are expressing no view as to the financial statements and related schedules or the other financial data included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus or omitted therefrom. Subject to the foregoing, we advise you that nothing came to our attention that caused us to believe that (i) the Registration Statement, as of each new effective date with respect to the Securities pursuant to, and within the meaning of, Rule 430(B)(f)(2) under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Prospectus, as of its date or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Disclosure Package, as of the Execution Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

We are admitted to practice law in the States of Illinois and New York and our opinions expressed herein are limited solely to the federal laws of the United States of America and the laws of the States of Illinois and New York, and we express no opinion herein concerning the laws of any other jurisdiction.

The opinions and statements expressed herein are as of the date hereof. We assume no obligation to update or supplement this opinion letter to reflect any facts or circumstances that may hereafter come to our attention or any changes in applicable law which may hereafter occur.

This opinion is furnished by us pursuant to Section 5(c) of the Underwriting Agreement and is solely for the benefit of the Underwriters and no other person (including, without limitation, any person who acquires Securities from any of the Underwriters) is entitled to rely hereon and no other use or distribution hereof shall be made without our prior written approval in each such case.

Very truly yours,

MAYER BROWN LLP

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